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                                                                 Exhibit 10.1

        THIRD AMENDMENT, dated as of June 25, 1999 (this "Amendment"), to the Credit Agreement, dated as of April 17, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Tom Brown, Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Agent").


                                  WITNESSETH:


        WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

        WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, and, upon this Amendment becoming effective, the Lenders have agreed to such amendment upon the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

        1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

        2. Amendment to Subsection 6.4(b). Subsection 6.4(b) of the Credit Agreement is hereby amended by deleting the number "5,000,000" and substituting in lieu thereof "15,000,000".

        3. Amendment to Subsection 6.8. (a) Subsection 6.8(d) of the Credit Agreement is hereby amended by deleting the word "and" at the end such subsection.

           (b) Subsection 6.8(e) of the Credit Agreement is hereby amended by deleting the period at the end of such subsection and substituting in lieu thereof "and".

           (c) Subsection 6.8 of the Credit Agreement is hereby amended by adding the following new paragraph (f) to the end of such subsection:

        (f) the purchase by the Borrower of oil and gas assets of Union Oil Company of California ("Unocal") for 5,800,000 shares of common stock of the Borrower and $5,000,000 cash, the capital contribution by the Borrower to Borrower's wholly-owned subsidiary, TBI Pipeline Company ("New Subsidiary"), of the Aneth oil pipeline located in the state of Utah in connection with Unocal asset acquisition and investments by the Borrower in New Subsidiary not exceeding $200,000 on an annual basis.



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        4. Effectiveness. This Amendment shall become effective on the date
(the "Amendment Effective Date") that Agent shall have received this Amendment executed and delivered by the Borrower and the Required Lenders, and acknowledged and consented to by each Subsidiary Guarantor.

        5. Representations and Warranties. After giving effect to this Amendment , on the Amendment Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement.

        6. Miscellaneous. (a) Except as otherwise expressly modified by this Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms.

           (b) The Borrower shall pay the reasonable fees and disbursements of counsel to the Agent incurred in connection with this Amendment.

           (c) This Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

           (d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers on the date first above written.


                                      TOM BROWN, INC.


                                      By:    /s/    JACK F. HARPER
                                             ----------------------------------
                                             Name:  Jack F. Harper
                                             Title: Treasurer



                                      THE CHASE MANHATTAN BANK,
                                      as Agent and as a Lender


                                      By:    /s/    PETER M. LING
                                             ----------------------------------
                                            Name:   Peter M. Ling
                                            Title:  Vice President



                                      NATIONSBANK, N.A., as successor in merger with NationsBank of Texas, N.A., as Co-Agent and as a Lender


                                      By:   /s/    DALE T. WILSON
                                            -----------------------------------
                                            Name:  Dale T. Wilson
                                            Title: Managing Director



                                      U.S. BANK NATIONAL ASSOCIATION,
                                      as a Lender


                                      By:   /s/    CHARLES S. SEARLE
                                            -----------------------------------
                                            Name:  Charles S. Searle
                                            Title: Senior Vice President




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The undersigned do hereby acknowledge
and consent to the terms and conditions
of the foregoing Amendment.


TBI WEST VIRGINIA INC.

By:      /s/    BRUCE R. DEBORE
         ----------------------
Title:          Bruce R. DeBoer